Vanguard S&P 500 ETF
ETF Shares of Vanguard 500 Index Fund
Summary Prospectus

September 7, 2010

Exchange-traded fund shares that are not individually redeemable and are traded on NYSE Arca

Vanguard S&P 500 ETF (VOO)

The Fund’s statutory Prospectus and Statement of Additional Information dated
September 7, 2010, are incorporated into and made part of this Summary
Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 866-499-8473 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard 500 Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold
ETF Shares of Vanguard 500 Index Fund.

Shareholder Fees
(Fees paid directly from your investment)
Transaction Fee on Purchases and Sales	None through Vanguard
(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
(Broker fees vary)
Exchange Fee on Conversion to ETF Shares	None through Vanguard
(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.06%

Example

The following example is intended to help you compare the cost of investing in ETF Shares of Vanguard 500 Index Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in S&P 500 ETF. This example assumes that S&P 500 ETF Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies
The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies. Because the Fund seeks to track its target index, the Fund may underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than the stock market in general. These periods have, in the past, lasted for as long as several years.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• S&P 500 ETF Shares are listed for trading on NYSE Arca and can be bought and sold on the secondary market at market prices. Although it is expected that the market price of an S&P 500 ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more or less than NAV when you buy S&P 500 ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although S&P 500 ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not develop or be maintained.

• Trading of S&P 500 ETF Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if S&P 500 ETF Shares are delisted from NYSE Arca, or if there is an activation of “circuit breakers” (a rule that requires a halt in trading for a specific period of time when market prices decline by a specified percentage during the course of a trading day).

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because calendar-year performance information for the Fund’s ETF Shares is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard 500 Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for the Fund’s ETF Shares would be substantially similar, since both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund’s target index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2010, was –6.71%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.97% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.94% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard 500 Index Fund Investor Shares
Return Before Taxes	26.49%	0.34%	–1.03%
Return After Taxes on Distributions	26.04	0.04	–1.38
Return After Taxes on Distributions and Sale of Fund Shares	17.69	0.30	–0.96
Standard & Poor’s 500 Index
(reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	–0.95%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since 1991.

Purchase and Sale of Fund Shares
You can buy and sell ETF Shares of the Fund through a brokerage firm. The firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares.

ETF Shares of the Fund cannot be purchased or redeemed directly with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, and only in exchange for baskets of securities rather than cash. For this Fund, the number of ETF Shares in a Creation Unit is 50,000.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard S&P 500 ETF—Fund Number 968

CFA® is a trademark owned by CFA Institute. Standard & Poor’s®, S&P®, S&P 500®, Standard & Poor’s 500, and 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”), and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P or its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and its affiliates (“S&P”). S&P makes no representation, condition or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Standard & Poor’s 500 Index, to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to The Vanguard Group, Inc., is the licensing of certain trademarks and trade names and of the Standard & Poor’s 500 Index, which is determined, composed, and calculated by S&P without regard to The Vanguard Group, Inc., or the fund. S&P has no obligation to take the needs of The Vanguard Group, Inc., or the owners of the fund into consideration in determining, composing, or calculating the Standard & Poor’s 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund. S&P does not guarantee the accuracy and/or the completeness of the Standard & Poor’s 500 Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition, or representation, express or implied, as to results to be obtained by The Vanguard Group, Inc., owners of the fund, or any other person or entity from the use of the Standard & Poor’s 500 Index, or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Standard & Poor’s 500 Index, or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s 500 Index, or any data included therein, even if notified of the possibility of such damages.

© 2010 The Vanguard Group, Inc. All rights reserved.

U.S. Pat. No. 6,879,964 B2; 7,337,138

Vanguard Marketing Corporation, Distributor.                                                           SP 968 092010